UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 20, 2009
RANGE RESOURCES CORPORATION
( Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12209 (Commission File Number)	34-1312571 (IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Ft. Worth, Texas (Address of principal executive offices)		76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e) Compensatory Arrangements with Certain Officers
     On May 20, 2009 at the annual stockholders meeting of Range Resources Corporation (the “Company”), the stockholders of the Company approved and adopted an amendment (the “Amendment”) to Section 4 of the 2005 Equity-Based Compensation Plan (the “2005 Plan”) to increase the number of shares of the common stock authorized to be issued under the Company’s 2005 Plan by 900,000 shares.
     Pursuant to the Amendment, 900,000 additional Plan Shares (as defined in the 2005 Plan) will be immediately available for future awards under the 2005 Plan. As of March 27, 2009, 3,096,104 shares are available for awards under the 2005 Plan. As part of the approval of the 2005 Plan by the stockholders in 2005, the Company agreed to suspend any further grants under the 1999 Stock Option Plan (the “1999 Plan”) and transfer the authorized but unissued shares in the 1999 Plan to the 2005 Plan. Therefore, the 2005 Plan provides that any shares related to options currently outstanding under the 1999 Plan which lapse or are forfeited will become available for issuance under the 2005 Plan. Pursuant to the Amendment, the maximum number of Plan Shares (assuming none of the shares underlying options currently outstanding under the 1999 Plan lapse or are forfeited) have increased from 3,096,104 to 3,996,104 shares. The average exercise price of the outstanding stock option awards was $8.91 per share, ranging from $1.29 to $15.52 per share. The additional 900,000 shares approved under the Amendment have been added to the existing 3,925,000 authorized 162(m) Covered Shares (as defined in the 2005 Plan) approved by stockholders specifically for the 2005 Plan. The Company has, effective June 4, 2009, adopted an Amended and Restated 2005 Equity Based Compensation Plan incorporating the terms of the Amendment and all previous amendments to the 2005 Plan.
     The foregoing description is a brief summary of the Amendment to the 2005 Plan and does not purport to be a complete statement of the parties’ rights and obligations under the 2005 Plan. The foregoing description is qualified in its entirety by reference to the full text of the Range Resources Corporation Amended and Restated 2005 Equity Based Compensation Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
(d) Exhibits.

Exhibit
Number	Description
10.1	Range Resources Corporation Amended and Restated 2005 Equity Based Compensation Plan

1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ David P. Poole
David P. Poole
Senior Vice President — General Counsel & Secretary

Date: June 4, 2009
[Signature Page to Form 8-K ]

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Range Resources Corporation Amended and Restated 2005 Equity Based Compensation Plan
[Exhibit Index to Form 8-K]